UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 6, 2025
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2025, Charles P. Amos resigned as a director of Boxlight Corporation (the “Company”). The Company is grateful for Mr. Amos’s service.

Item 3.01    Notice of Delisting or Failure to Satisfy Continued Listing Rule or Requirement; Transfer of Listing.

As previously reported in the Company’s Current Report on Form 8-K filed on June 4, 2025, R. Wayne Jackson resigned as a director of the Company on May 23, 2025. Also as previously reported, as a result of Mr. Jackson’s resignation, the Company is not in compliance with Nasdaq Rule 5605(c)(2)(A), which requires, among other things, that audit committees have at least three members and that at least one member have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. Pursuant to Nasdaq Rule 5605(c)(4)(B), the Company has 180 days from the date of Mr. Jackson’s resignation, or until November 19, 2025, to cure the noncompliance.

Mr. Jackson’s resignation has also resulted in the Company not being in compliance with Nasdaq Rule 5605(b)(1), which requires that a majority of the Board of Directors must be comprised of independent directors as defined in Nasdaq listing standards. Pursuant to Nasdaq Rule 5605(b)(1)(A), the Company also has 180 days from the date of Mr. Jackson’s resignation, or until November 19, 2025, to cure this noncompliance.

The Company currently expects to recruit another director with the requisite qualifications to serve on the Audit Committee and succeed Mr. Jackson.

Due to Mr. Amos’ resignation, regaining compliance with Nasdaq’s majority-independent board requirement will require additional action beyond replacing Mr. Jackson with a suitable successor. The Board of Directors is currently considering near-term changes to its composition to address the ratio of independent to non-independent directors.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	June 12, 2025
By: /s/ Greg Wiggins
Name: Greg Wiggins
Title: Chief Financial Officer